UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2011

AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	011-35259	98-0166007
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7 WELLS AVENUE, SUITE 11, NEWTON, MASSACHUSETTS, 02459
 (Address of principal executive offices, including Zip Code)

617- 332-0004
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a) On August 8, 2011, Ambient Corporation (“Ambient” or the Company”) announced that it had named Mark L. Fidler as Ambient’s Chief Financial Officer.  Effective June 27, 2011, Mr. Fidler joined Ambient as its Principal Financial Officer and Vice President.  In accordance with Mr. Fidler’s employment offer letter, in connection with the successful listing of the Company’s common stock on the NASDAQ Capital Market, the Company promoted Mr. Fidler to the position of Chief Financial Officer.

Effective August 4, 2011, the Company and Mr. Fidler entered into an Employment Agreement.  Pursuant to the Employment Agreement, Mr. Fidler will receive an annual salary of $250,000.  Additionally, the Company is obligated to pay Mr. Fidler, within 10 days of the execution of the Employment Agreement, an additional bonus of $12,500, less all required deductions.  The Company also granted to Mr. Fidler a stock option to purchase 30,000 shares of Ambient common stock under the Company’s 2000 Equity Incentive Plan at an exercise price of $10.40 per share, which options will vest in equal quarterly installments over a three-year period with the first quarterly installment vesting on October 31, 2011.  The agreement also contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect.

Prior to joining the Company, Mr. Fidler  spent the last ten years at Evergreen Solar Inc. in positions of increasing responsibility, first as Corporate Controller from 2001 to 2006 and most recently as Vice President of Finance & Treasurer.  Prior to his tenure at Evergreen Solar, Mr. Fidler held various senior finance roles at The Boston Consulting Group from 1998 to 2001 and Hampshire Chemical, a division of Dow Chemical, from 1996 to 1998. From 1992 to 1995, Mr. Fidler was with the audit practice of Coopers & Lybrand.  Mr. Fidler received a B.S. degree in Accounting from Syracuse University and an M.B.A. from Northeastern University's Graduate School of Business Administration and is a certified public accountant.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit 10.1 – Employment Agreement dated as of August 4, 2011 between Mark Fidlerand Ambient Corporation

Exhibit 99.1 – Press Release Issued on August 8, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION

Dated: August 8, 2011	By:	/s/ John J. Joyce
Name: John J. Joyce
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement dated as of August 4, 2011 between Mark Fidler and Ambient Corporation

99.1	Press release issued by Ambient Corporation dated as of August 8, 2011

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